Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:	)
	)	Case No. 11-20140-11-rdb
DIGITAL SYSTEMS, INC.	)	Chapter 11
Debtor.	)
)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM February 1, 2012  TO February 29, 2012

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joanne B. Stutz
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

15621 W. 87th Street, Box 355	7225 Renner Road, Suite 200
Lenexa, KS 66219	Shawnee, KS 66217
(913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012
Name of Debtor: Digital Systems, Inc.                                                                                      Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011
	Current		Cumulative
	Month		to Petition Date

1. FUNDS AT BEGINNING OF PERIOD	$141,774.79	(a)	$24,201.83	(b)
2. RECEIPTS:
A. Cash Sales			-
Minus: Cash Refunds			-
Net Cash Sales			-
B. Accounts Receivable			207,739.09
C. Other Receipts (See MOR-3)	9,043.88		763,102.70
(If you receive rental income,			-
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)			970,841.79
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$150,818.67		$995,043.62
5. DISBURSEMENTS
A. Advertising			-
B. Bank Charges			1,775.00
C. Contract Labor	4,630.00		66,664.85
D. Fixed Asset Payments (not incl. in “N”)			-
E. Insurance			41,943.00
F. Inventory Payments (See Attach. 2)			-
G. Leases			-
H. Manufacturing Supplies			-
I. Office Supplies			1,647.33
J. Payroll - Net (See Attachment 4B)			167,780.49
K. Professional Fees (Accounting & Legal)	4,056.00		199,328.74
L. Rent	750.00		53,375.66
M. Repairs & Maintenance			-
N. Secured Creditor Payments (See Attach. 2)			186,977.59
	O. Taxes Paid - Payroll (See Attachment 4C)		83,905.08
P. Taxes Paid - Sales & Use (See Attachment 4C)			-
Q. Taxes Paid - Other (See Attachment 4C)			6,630.52
R. Telephone	91.70		9,312.61
S. Travel & Entertainment			4,185.62
Y. U.S. Trustee Quarterly Fees			5,525.00
U. Utilities	248.49		7,346.68
V. Vehicle Expenses			-
W. Other Operating Expenses (See MOR-3)			25,896.85
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	9,776.19		863,045.02
7. ENDING BALANCE (Line 4 Minus Line 6)	$141,042.48	(c)	$141,042.48	(c)

MOR-2

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of March, 2012.	/s/ David C. Owen
By: David C. Owen, Chairman/CEO

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-3

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Description		Current Month	Cumulative Petition to Date

TOTAL OTHER RECEIPTS	Refunds	$ 9,043.88	$772,146.58

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.
ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

MOR-4

FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 171,144.17 (a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$ (b)
PLUS/MINUS: Adjustments or Writeoffs	$ *
End of Month Balance	$ 171,144.17 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

Adjustment made to refund overpayment on account.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total

TOTAL	0.00	0.00	(66.96)	(199,292.32)	370,503.85	171,144.17

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectability, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be     the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
     Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-5

ATTACHMENT 2
MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
See Attached

TOTAL AMOUNT				(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,941.02 (a)
PLUS: New Indebtedness Incurred This Month	$
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 4,941.02 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/ Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent

TOTAL			(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 0.00 (a)
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Inventory on Hand at End of Month	$ 0.00

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Sale of Assets March 2011.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total Inventory

%	100%	%	%	=	100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	$ 1.219.241.95(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$ -0- (a)(b)
MINUS: Depreciation Expense	$
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$
Ending Monthly Balance	$ -0-__________

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.
Asset Sale March 2011.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
    Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                             BRANCH:

ACCOUNT NAME:                  Operating Account        ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement	$ 137,334.16
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 126.09 *
Minus Service Charges	$
Ending Balance per Check Register	$ 140,084.15**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:

   4C:   TAXES PAID-OTHER
Amount                                                      Payee                                                                           Purpose

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                        Case Number:

Reporting Period beginning                                    Period ending

NAME OF BANK:                                                   BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
SEE ATTACHED

TOTAL				$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL        ACCOUNT CLOSED

Ending Balance per Bank Statement	$ 0.00*
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 0.00*
Minus Service Charges	$
Ending Balance per Check Register	$ 0.00**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                                         Case Number:

Reporting Period beginning                                      Period ending

NAME OF BANK:                                                      BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
SEE ATTACHED

TOTAL				$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:                                                                                      BRANCH:   ACCOUNT CLOSED

ACCOUNT NAME:                                                                                    ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
    “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                                  Case Number:

Reporting Period beginning                                              Period ending

NAME OF BANK:                                                      BRANCH:

ACCOUNT NAME:                                                    ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid				(a)
Sales & Use Taxes Paid				(b)
Other Taxes Paid				(c)
TOTAL				(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable
Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value

TOTAL				(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month		(Column 4) Difference between (Column 2) and (Column 3)

TOTAL		$	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period

TOTAL			$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING February 1, 2012 and ending February 29, 2012

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner                                         Title                                   Description                                            Amount Paid

 David Owen                                                                CEO                                      Services                                                  $2,000.00

David Owen continues to provide services as the Debtor winds down at the hourly rate of $2,000 per month.

PERSONNEL REPORT
	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
CBIZ Insurance, Kathy Beamis	913-234-1918

CBIZ/Acuity Insurance Co.		X13725	General Liab	4/1/2012	4/1/2012
CBIZ/Nat’l Union Fire		01-146-63-00	D&O	9/30/10	1/1/18

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

Disclosure Statement and Plan of Liquidation have been filed.

MOR-17

DIGITAL SYSTEMS, INC P&L STATEMENT		2/29/2012
Ordinary Income/Expense
Expense
	0-60400 · Professional & Contract Service
	0-60410 · Consulting
	2-60410 · Consulting - Admin	2,000.00
	Total 0-60410 · Consulting	2,000.00
	Legal Fees
	2-60430 · Legal Expense	4,056.00
	Total Legal Fees	4,056.00
	0-60470 · Outside Services
	2-60470 · Outside Services - Admin	2,500.00
	Total 0-60470 · Outside Services	2,500.00
	0-60400 · Professional & Contract Service - Other	130.00
	Total 0-60400 · Professional & Contract Service	8,686.00
	0-60500 · Facilities & Maintenance Costs
	2-60550 · Rent Building	750.00
	2-60590 · Utility Expense	248.49
	Total 0-60500 · Facilities & Maintenance Costs	998.49
	0-60800 · Telecommunications
	6-60830 · Telephone Expense	91.7
	Total 0-60800 · Telecommunications	91.7
	0-61400 · Sales & Use; Property Taxes
	2-61430 · Taxes - Corporate	-9,043.88
	Total 0-61400 · Sales & Use; Property Taxes	-9,043.88
	0-61900 · Other Office Expenses
	2-61910 · Licenses/Permits	54.00
	Total 0-61900 · Other Office Expenses	54.00
Total Expense		786.31
Net Ordinary Income		-786.31
Net Income		-786.31

MOR-18

DIGITAL SYSTEMS, INC BALANCE SHEET		2/29/2012
ASSETS
Current Assets
	Checking/Savings
	Cash Accounts
	0-10070 · FNB Olathe Checking 013-960-2	140,084.15
	Total Cash Accounts	140,084.15
	Foreign Cash Accounts
	0-10200 · YEN Bank of America 11407006	-3,465.15
	0-10210 · Yen Currency Fluctuation	3,465.15
	Total Foreign Cash Accounts	0
	Total Checking/Savings	140,084.15
	Accounts Receivable
	Accounts Receivable
	0-11000 · Accounts Receivable - Trade	247,880.90
	0-11010 · Accounts Receivable - Dealers	23,719.75
	0-11100 · Allowance for Doubtful Accounts	-100,456.68
	Total Accounts Receivable	171,143.97
	Total Accounts Receivable	171,143.97
	Other Current Assets
	Prepaid Expenses
	0-13000 · Prepaid Expenses	7,650.00
	0-13010 · Prepaid Insurance	-29
	Total Prepaid Expenses	7,621.00
	Other Current Assets
	0-14000 · Deposits	-1,000.00
	Total Other Current Assets	-1,000.00
	Total Other Current Assets	6,621.00
Total Current Assets		317,849.12
TOTAL ASSETS		317,849.12
LIABILITIES & EQUITY
Liabilities
	Current Liabilities
	Accounts Payable
	Accounts Payable
	0-20000 · Accounts Payable	1,190,520.49
	0-20100 · Accounts Payable - Chpt 11	4,941.02
	Total Accounts Payable	1,195,461.51
	Total Accounts Payable	1,195,461.51
	Other Current Liabilities
	Accrued Liabilities
	Accrued Expenses
	0-21000 · Accrued Expenses - Other	52,257.40
	0-21010 · Accrued Property Taxes	26,686.29
	0-21020 · Accrued Sales Tax	3,366.29
	Total Accrued Expenses	82,309.98
	Total Accrued Liabilities	82,309.98
	Total Other Current Liabilities	82,309.98
	Total Current Liabilities	1,277,771.49
Total Liabilities		1,277,771.49
Equity
	Shareholders' Equity - CS
	0-30000 · Bridge Warrant 2005 Proceeds	164,991.75
	0-30010 · Stock Option Proceeds	52,650.00
	0-30020 · Public Warrant Proceeds	769,171.09
	0-30040 · Common Stock	36,343,227.14
	0-30050 · Common Stock Restricted	1,560,000.00
	0-30060 · Options Outstanding	2,076,270.47
	0-30065 · Warrants	88,660.94
	0-30070 · Offering Costs	-2,250,025.22
	Total Shareholders' Equity - CS	38,804,946.17
	Other Comprehensive Income
	0-31000 · Deferred currency exchange	3,465.15
	Total Other Comprehensive Income	3,465.15
	0-32000 · Retained Deficit	-39,757,970.20
	Net Income	-10,363.49
Total Equity		-959,922.37
TOTAL LIABILITIES & EQUITY		317,849.12

MOR-19

1:54 PM
03/09/12

ICOP DIGITAL, INC. Reconciliation Summary
0-10070 ■ FNB Oiathe Checking 013-960-2, Period Ending 02/29/2012

Feb 29, 12
Beginning Balance	141,739.55
Cleared Transactions
Checks and Payments	-10,480.19
Deposits and Credits	9,043.88
Total Cleared Transactions	-1,436.31
Cleared Balance	140,303.24
Uncleared Transactions
Checks and Payments - 3 items	-219.09
Total Uncleared Transactions	-219.09
Register Balance as of 02/29/2012	140,084.15
New Transactions
Checks and Payments - 2 items	-2,750.00
Total New Transactions	-2,750.00
Ending Balance	137,334.15

PO Box 66940 • St. Louis, MO 63166 Address Service Requested STATEMENT DATE 02/29/12 ACCOUNT NUMBER 5900139602 013461 0.6500 AT 0.374 TR0004S £ DIGITAL SYSTEMS INC uj DEBTOR IN POSSESSION OPERATING ACCOUNT 15621 W 87TH ST PKWY STE 355 LENEXA KS 66219-1435 8 CYCLE-030 *** CHECKING *** COMMERCIAL DDA KC PREVIOUS STATEMENT BALANCE AS OF 01/31/12 141,739.55 PLUS 1 DEPOSITS AND OTHER CREDITS 9,043.88 LESS 10 CHECKS AND OTHER DEBITS 10,480.19 CURRENT STATEMENT BALANCE AS OF 02/29/12 140,303.24 NUMBER OF DAYS IN THIS STATEMENT PERIOD 29 *** CHECK TRANSACTIONS *** SERIAL DATE AMOUNT SERIAL DATE AMOUNT 02/06 650.00 1031 02/16 167.21 02/03 750.00 1032 02/24 4,056.00 02/01 2,000.00 1033 02/2854.00 02/16 81.28 CHECKING ACCOUNT TRANSACTIONS *** DATE DESCRIPTION DEBITS CREDITS 02/06 AC-ATT –Payment 91.70 / 02/22 DEPOSIT 9,043.88 02/22 WT CBIZ BENEFITS & INSURANCE 130.00 02/27 WT MARKETWIRE, INC. 2,500.00 1 BALANCE BY DATE *** 01/31 141,739.55 02/01 139,739.55 02/03 138,989.55 02/06 138,247.85 02/16 137,999.36 02/22 146,913.24 02/24 142,857.24 02/27 140,357.24 02/28 140,303.24 IF YOU HAVE QUESTIONS CONCERNING THIS STATEMENT, PLEASE CALL OUR CUSTOMER SERVICE CENTER AT (800)438-0378. THANK YOU FOR ALLOWING ENTERPRISE TO SERVE YOUR BANKING NEEDS.EBTR-002-013461-001-001-120301 -13461 X02 66219143521 MEMBER FDIC

Account:5900139602 Period: 2/1/2012 To 2/29/2012 PAGE 2
Enterprise Bank & Trust

DEPOSIT TICKET
DIGITAL SYSTEMS INC.
15621 W 87TH ST. PKWY STE 355
LENEXA, KS 66219
DATE 2/22/12
DEPOSITS MAY NOT BE AVAILABLE FOR IMMEDIATE WITHDRAWAL
First National Bank of Olathe
Stalker KS 9043.88
TOTAL FROM OTHER SIDE
SUB TOTAL
LESS CASH RECEIVED
$ 9043.88
⑆101001720⑆ ⑈013 960 2⑈ 101

02/22/12 $9043.88

DIGITAL SYSTEMS INC.
15621 W 87TH ST. PKWY STE 355
LENEXA, KS 66219
1032
DATE 2/24/12
PAY TO THE ORDER OF Evans & Mullinix $ 4,056.00
Four thousand Fifty six and no/100 DOLLARS
First National Bank of Olathe
MEMO
⑆101001720⑆ ⑈013 960 2⑈ 1032

1032 02/24/12 $4056.00

DIGITAL SYSTEMS INC.
15621 W 87TH ST. PKWY STE 355
LENEXA, KS 66219
1027
DATE 1/30/12
PAY TO THE ORDER OF U.S. trustee $ 650.00
Six Hundred Fifty and no/100 DOLLARS
First National Bank of Olathe
MEMO
⑆101001720⑆ ⑈013 960 2⑈ 1027

1027 02/06/12 $650.00

62287 DIGITAL SYSTEMS INC.
15621 W 87TH ST. PKWY STE 355
LENEXA, KS 66219
BL 11-00515 1033
DATE 2/22/12 SW
PAY TO THE ORDER OF City of Lenexa $ 54.00
Fifty Four and no/100 DOLLARS
First National Bank of Olathe
MEMO BL 11-00515
⑆101001720⑆ ⑈013 960 2⑈ 1033

1033 02/28/12 $54.00

DIGITAL SYSTEMS INC.
15621 W 87TH ST. PKWY STE 355
LENEXA, KS 66219
1028
DATE 2/1/12
PAY TO THE ORDER OF Kincaid + Rees Parkway Prof Bldg $ 750.00
Seven Hundred Fifty and no/100 DOLLARS
First National Bank of Olathe
MEMO Feb 2012
⑆101001720⑆ ⑈013 960 2⑈ 1028

1028 02/03/12 $750.00

Account: 5900139602 Perrod: 2/1/2012 to 2/29/2012 PAGE 2 Enterprise Bank & Trust 02/22/12 $9043.88 1032 02/24/12 $4056.00 1027 02/06/12 $650.00 1033 02/28/12 $54.00 1028 02/03/12 $750.00 1029 02/01/12 $2000.00 1030 02/16/12 $81.28 1031 02/16/12 $167.21 EBTR-002-013461-001-001-120301 -13461 X02 66219143521